Exhibit 10.14


                                LICENSE AGREEMENT


This Agreement is made and effective as of the Effective Date of the Technology Transfer Agreement (as defined in this License Agreement) by and between WhoVision Systems, Inc. ("WhoVision"), a United States corporation with offices at 100 North Pointe Drive, Lake Forest, CA 96280, USA, and Koninklijke Philips Electronics N.V. ("Philips"), a Dutch corporation with offices at Eindhoven, The Netherlands.

WHEREAS, the parties have agreed to conclude a license agreement pursuant to which Philips grants licenses to WhoVision under certain patents of Philips to develop, manufacture, have manufactured and sell certain fingerprint sensors.

NOW, THEREFORE, it is hereby agreed as follows:


                                    Article 1
                                   Definitions


For the purpose of this Agreement the following definitions shall apply:

1.1      "Licensed Patents" shall mean

         [a.      xxxxxxxxxxxxxxxxxxxxxxxxxxx
         b.       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         c.       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         d.       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         e.       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         f.       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         g.       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         h.       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         i.       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         j.       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         k.       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         l.       xxxxxxxxxxxxxxxxxxxxxxxxxxx
         m.       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         n.       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx]

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and corresponding patent applications worldwide, including all continuation, divisional and continuation-in-part applications resulting therefrom, and patents issuing or issued on any of such applications. The current status of each of the above listed patents is set forth on Exhibit A attached hereto.

1.2 "Licensed Products" shall mean capacitive and optical fingerprint sensing devices based on Philips' proprietary amorphous silicon technology.

1.3 "Associated Company" shall mean any entity which is at least fifty percent (50%) owned or controlled, directly or indirectly, by Philips or by WhoVision, but only for as long as such ownership or control exists.

1.4 "Technology Transfer Agreement" shall mean the Technology Transfer Agreement of _________________ 1998, between WhoVision and Philips Flat Panel Display Co.
         (Philips FPD) B.V.


                                    Article 2
                                Grant of licenses


Subject to the terms and conditions of this Agreement, Philips hereby grants to WhoVision and its Associated Companies a fully paid-up, royalty free, worldwide, non-exclusive, irrevocable (subject to Article 4), non-transferable and indivisible license under the Licensed Patents to develop, manufacture, have manufactured and to use, sell, import, lease or otherwise dispose of capacitive and optical fingerprint sensing devices based on Philips' proprietary amorphous silicon or [xxxxxxxxxxx] technology.


                                    Article 3
                                   Warranties


3.1 Philips agrees, in addition to the licenses granted hereunder, that it will not assert during the term of this Agreement any patent rights owned or controlled by Philips or its Associated Companies which cover inventions relating to Licensed Products against the manufacture and sale by WhoVision and/or its Associated Companies of fingerprint sensors anywhere in the world.



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3.2      Philips represents that it owns and controls the Licensed Patents.
         Philips represents that to the best of its knowledge the technology covered by the Licensed Patents does not infringe upon third parties' patent rights.


                                    Article 4
                              Term and termination


4.1 This Agreement shall become operative with effect as from the date first above written and shall continue in effect until the date of expiration of the last to expire of the Licensed Patents.

4.2      Notwithstanding the above, in the event that WhoVision shall:

         a. file a petition in bankruptcy or make a general assignment for the benefit of creditors or otherwise acknowledge insolvency or be adjudicated bankrupt,

         b. go or be placed in a process of complete liquidation other than for an amalgamation or reconstruction, or

         c. suffer the appointment of a receiver for any substantial portion of its business who shall not be discharged within sixty (60) days after this appointment,

         then, and in any such event, Philips at its option may terminate its obligations to WhoVision under this Agreement upon ten (10) days written notice to WhoVision. Philips may also terminate this License Agreement in accordance with Article 3.14 of the Technology Transfer Agreement.


                                    Article 5
                                     General


5.1 Neither party shall assign this Agreement without the prior written consent of the other party. Any assignment without such consent shall be null and void. In case of a WhoVision change of control, this Agreement will remain effective for the WhoVision business only, subject to the prior written approval of Philips, which will not be unreasonably withheld.

5.2 Any notice under this Agreement shall be given by sending the notice by prepaid registered mail addressed to the party to whom notice is to be given at the party's registered office at that time and any notice so sent shall be deemed to have been given


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         on the date upon which, in ordinary course of the post, it would have reached its destination, but not later than ten (10) days after mailing in the fashion described.

5.3 Nothing contained in this Agreement shall be construed as conferring by implication, estoppel or otherwise upon any party hereto any license or other right or privilege under any patent, except the licenses, rights and privileges expressly granted hereunder to such party.

5.4 Philips undertakes not to start an active licensing program under the Licensed Patents in the WhoVision field of use as defined in the Technology Transfer agreement, on the condition that and as long as WhoVision's sales performance is in accordance with the Business Plan, which is attached to the Technology Transfer Agreement as Annex B.


                                    Article 6
                         Arbitration and applicable law

This Agreement, its validity, its interpretation and performance shall be governed by the Laws of the State of New York as if this Agreement were wholly executed and wholly to be performed in New York.

All disputes arising out of or in connection with the interpretation or execution of this Agreement during its term or thereafter shall be finally settled according to the Rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrators in accordance with the Rules. The Court of Arbitration shall convene at New York, USA or such other place as the parties may mutually agree. The proceedings shall be conducted in the English language.


                                    Article 7
                                Entire agreement


This Agreement sets forth the entire agreement and understanding between the parties hereto as to the subject matter hereof and merges and, supersedes all prior discussions between them and neither of the parties shall be bound by any conditions, definitions, warranties, waivers or releases in respect of this Agreement, other than expressly provided for herein or as duly set forth on or subsequent to the date hereof in a written document signed by a duly authorized representative of the party to be bound thereby.



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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in duplicate by its duly authorized officers or representatives.

KONINKLIJKE PHILIPS                                 WHOVISION SYSTEMS, INC.
ELECTRONICS N.V.


By: Matt Medeiros                                            By: Alex Dickinson
/s/ Matt Medeiros                                            /s/ Alex Dickinson
   --------------                                               ---------------
Title:   Chief Executive Officer,                            Title:  CEO
         Business Group Flat Display Systems,
         Philips Components Division


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                                      List



Current status of patents and patent applications:

[a.      xxxxxxxxxxxxxxxxxxxxxxxxx
         xxxxxxxxxxxxxxxxxx
         xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         xxxxxxxxxxxxxxxxx

b.       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

c.       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

d.       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

e.       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

f.       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

g.       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

h.       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

i.       xxxxxxxxxxxxxxxxxxxxxxxxxxx
         xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

j.       xxxxxxxxxxxxxxxxxxxxxxxxxxxx
         xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

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k.       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

l.       xxxxxxxxxxxxxxxxxxxxxxxxxx
         xxxxxxxxxxxxxxxxxxxxxxxxxx
         xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

m.       xxxxxxxxxxxxxxxxxxxxxxxxxxxx

n.       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx]




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